                                                                   Exhibit 10.48


March __, 1998


Ambassador Eyewear Group, Inc.
3600 Marshall Lane
Bensalem, Pennsylvania 19020

RE:  Agreement to Rent
     -----------------

Ladies and Gentlemen:

Reference is hereby made to the Agreement of Sale (the "Agreement") dated
July 10, 1997 between us and 3600 Meadow Lane Partnership. Subject to the terms and conditions of the Agreement, we have obtained an option to purchase the property located at 3600 Marshall Lane, Bensalem, Pennsylvania (the "Property") for a purchase price of $2,465,540.

With respect to and in anticipation of the purchase of the Property, we have agreed to rent said Property to Ambassador Eyewear Group, Inc. (the "Company") on substantially the same terms and conditions set forth in that certain Lease dated July 10, 1997 between the Company and 3600 Marshall Lane Partnership. The parties agree to enter into a lease agreement reflecting the same promptly after the date hereof.

Please confirm our agreement by signing this letter where indicated.

                                            Very truly yours,


                                            -----------------------------
                                            Barry Budilov


                                            -----------------------------
                                            Rudy Slucker


CONFIRMED AND AGREED TO:

AMBASSADOR EYEWEAR GROUP, INC.


By:
   --------------------------
Title: